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                                                                   Exhibit 10.9

                              EXHIBIT C - PRICING
                              -------------------

This exhibit sets forth a pricing agreement and supercedes Section 5.4(b) of the `License and Manufacturing Agreement' dated February 20, 1997, between Sonic Innovations, Inc. and Atmel Corporation, items 8 & 9 of Exhibit A, and Exhibit B of that agreement.

     1. Sonic Innovations shall provide a Guaranteed Minimum Revenue (GMR) to Atmel by purchasing product over the following timeframe.

                        CY2000       CY2001       CY2002       CY2003
                        ------       ------       ------       ------
               GMR      $900K        $1,800K      $4,500K      $4,500K

     2. Product shall consist of any mix of Designs agreed to by both parties, and listed as `Products' below.

          Products:     [*]          [*]

     3.   Pricing for the Products over the subject timeframe shall be:

                        CY2000       CY2001       CY2002       CY2003
                        ------       ------       ------       ------
          [*]           [*]          [*]          [*]          [*]
          [*]           [*]          [*]          [*]          [*]

     4.   Sonic Innovations shall meet the General Minimum Revenue amounts in
          Item 1 on a cumulative basis. At the end of each calendar year, Atmel will examine the revenue shipped of all products and determine if the Guaranteed Minimum Revenue outlined in Item 1 has been met. If the Guaranteed Minimum Revenue has not been met, Sonic Innovations will have the option of accepting a one time charge or ordering additional product under the terms of this agreement to cover the shortfall.


/s/ Gregory N. Koskowich                   /s/ Tony Giraudo
------------------------------------       ------------------------------------
Gregory N. Koskowich                       Tony Giraudo
V.P. - Engineering                         V.P. and General Manager
Sonic Innovations Inc.                     Bicmos and Custom Asic Products
                                           Atmel Corporation


[*] - Confidential treatment has been requested with respect to these items.